UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

Nuveen Multi-Market Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2020

Nuveen Closed-End Funds

JMM	Nuveen Multi-Market Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial professional or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 24, 2020

Portfolio Managers’

Comments

Nuveen Multi-Market Income Fund (JMM)

Nuveen Multi-Market Income Fund (JMM) features portfolio management by Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”), an affiliate of Nuveen Fund Advisers, LLC, the Fund’s investment adviser. Throughout the reporting period, the portfolio management team has included Jason J. O’Brien, CFA, and Peter L. Agrimson, CFA.

Here the Funds’ portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period June 30, 2020.

What factors affected the U.S. economy and the global stock markets during the twelve-month annual reporting period ended June 30, 2020?

The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 32.9% on an annualized basis according to the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.

Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 11.1% in June 2020 from 3.7% in June 2019. The economy added 4.8 million jobs in June 2020, following the addition of 2.7 million jobs in May 2020. However, the combined job losses in March and April 2020 exceeded 22 million. The average hourly earnings rate appeared to soar, growing at an annualized rate of 5% in June 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.6% over the twelve-month reporting period ended June 30, 2020 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.5% year-over-year in May 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.1% and 3.7%, respectively.

With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.

As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April and June 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. (Subsequent to the close of the reporting period, there were no policy changes at the Fed’s July 2020 meeting.)

Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.

While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.

Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020 after the close of the reporting period. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.

Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.

What key strategies were used to manage the Fund during this twelve-month reporting period ended June 30, 2020?

The Fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. The management team invests the Fund’s assets primarily in debt securities, including, but not limited to, U.S. agency and privately issued mortgage-backed securities, corporate debt securities, and asset-backed securities. At least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or of comparable quality. The Fund may utilize derivatives. The Fund uses leverage.

How did the Fund perform during this twelve-month reporting period ended June 30, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended June 30, 2020. The Fund’s total return at net asset value (NAV) is compared with the performance of a corresponding market index. For the twelve-month reporting period ended June 30, 2020, JMM underperformed both the Bloomberg Barclays U.S. Government/Mortgage Bond Index and its blended benchmark, which is composed of 75% Bloomberg Barclays U.S. Government/Mortgage Index and 25% Bloomberg Barclays U.S. Corporate High-Yield Index.

Interest rates fell sharply resulting in a steepening of the Treasury yield curve. Driven by the five Fed rate cuts, three-month T-bills ended the reporting period 196 basis points lower at 0.16%. The 10-year Treasury yield hit an all-time low well below 1% during the reporting period and ended at 0.66%, which was 134 basis points lower than where it started. As a result, U.S. Treasuries were the best performing asset class over the twelve-month reporting period, handily outperforming

Portfolio Managers’ Comments (continued)

all other fixed income sectors. Investment grade credit spreads ended 2019 at their tightest levels of the year versus Treasuries as macroeconomic tail risks receded throughout the first half of the reporting period. Investment grade credit underperformed Treasuries during the twelve-month reporting period, but outperformed all other fixed income sectors, particularly high yield credit.

In the mortgage-backed securities (MBS) market, prepayment levels increased at the beginning of the reporting period after rates rallied. Non-agency MBS, in particular, exhibited substantially higher prepayments than anticipated. However, by the end of 2019, the mini refinance wave appeared to be over. During the March 2020 turmoil, 30-year agency MBS experienced a wild ride as prices declined into lower rates and bid/offer spreads widened dramatically following significant selling from mortgage real estate investment trusts (REITs). After the Fed stepped in to provide liquidity to the market, agency MBS tightened to relatively rich levels not seen since the 2008 financial crisis-related quantitative easing programs. During the reporting period, the mortgage market underperformed Treasuries and also lagged well behind investment grade corporates despite a steeper yield curve.

In the securitized sectors, both commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) displayed lower volatility and modest outperformance of Treasuries in the first half of 2020. The CMBS asset class benefited from light new supply and increased demand for this longer duration sector as rates fell. The majority of consumer-oriented ABS assets also performed well as the economic environment continued to support consumer credit. However, both segments experienced heavy selling pressure and severely dislocated markets in March 2020 after rates moved lower, credit spreads moved wider and mutual funds were forced to liquidate securities to meet massive redemptions. Some of the hardest hit ABS sectors were those most heavily impacted by the pandemic such as aircrafts and consumer discretionary, and likewise retail and hotel properties in CMBS. In the final months of the reporting period, ABS and CMBS spreads retraced some lost ground following monetary and fiscal stimulus actions and government intervention in the capital markets, led by higher quality securities. However, during the twelve-month reporting period, CMBS and ABS underperformed Treasuries and also lagged well behind investment grade corporates.

The high yield market started the reporting period supported by dovish central banks and stable credit fundamentals, which kept recession at bay, while capital from around the globe continued to flow into the asset class in the hunt for yield. Although earnings momentum had moderated by the end of 2019, the supportive macro backdrop and more favorable business sentiment going into 2020 provided a strong tailwind for valuations in the high yield market. However, the sudden onset of the COVID-19 crisis led to a near complete shutdown of the capital markets in March 2020, which was exacerbated by the sharp drop in crude oil prices. Together these forces drove a spike in risk premiums and dramatic high yield outflows. High yield spreads peaked at 1,100 basis points before sharply retracing to end the reporting period at 630 basis points over Treasuries after drastic policy measures were announced, companies tapped credit facilities and more clarity emerged regarding the differentiation between sectors, credit factors and resiliency going into recession. High yield performed very well in the final three months of the reporting period as policymakers continued to support healthy market and economic functioning while portions of the country gradually reopened. As a result, high yield experienced sizable inflows back into the market, which were met with one of the largest rounds of new issuance ($59 billion) as companies aimed to optimize their capital structure. During the twelve-month reporting period, high yield significantly underperformed higher quality sectors.

The Fund outperformed during the first half of the reporting period, but unfortunately significantly underperformed during the COVID-19 crisis volatility in the second half of the reporting period, leading to an overall shortfall versus the benchmark. The most notable cause of the Fund’s underperformance relative to its Bloomberg Barclays U.S. Government/Mortgage Bond benchmark was its sector allocations, particularly in the securitized areas. We continued to position the Fund with an underweight to Treasury securities and broad overweights to securitized segments including CMBS, ABS and non-agency MBS. However, with the exception of agency MBS, all spread sectors posted negative excess returns versus Treasuries for the twelve-month reporting period. The majority of the Fund’s underperformance in terms of allocations was caused by our overweight position in below AAA rated (but still investment grade) CMBS and ABS. The Fund’s allocation to non-agency MBS represented only a very modest portion of the overall underperformance from asset allocation.

Also, the Fund experienced meaningful underperformance relative to its blended benchmark from our use of hedging to buffer future liabilities against higher interest rates. As noted above, interest rates fell sharply across the Treasury yield curve. We had not anticipated five Fed rate cuts and a generally lower interest rate environment as we entered the reporting period, so this positioning detracted.

In addition, security selection within high yield was a modest drag on performance relative to the benchmark, particularly a slight overweight to energy due to the issues in that market noted earlier. Toward the end of the reporting period, the energy market stabilized after OPEC and its partners agreed to production cuts. However, crude oil only recovered about half of the losses experienced earlier in 2020 when prices suffered massive declines following a price war between Russia and Saudi Arabia at the same time that demand was quickly dropping from the onset of coronavirus-induced lockdowns.

On the positive side, several sector allocations benefited performance, including an underweight position in the high yield segment and an overweight in agency MBS. In terms of high yield, we began selling credit during the first half of the reporting period as spreads tightened and valuations appeared rich, moving to an underweight in the sector. As noted above, high yield was the weakest performing segment in the fixed income market and significantly underperformed Treasuries for the reporting period, so our underweight proved beneficial. We also continued to overweight agency MBS, which was one of the few sectors to post positive excess returns versus Treasuries for the reporting period.

Finally, the Fund’s duration was longer than the benchmark throughout the reporting period, although we don’t actively manage duration. Given the aggressive rally in Treasury rates, this longer duration stance aided the Fund’s performance.

We continued to manage the Fund with many of the same overarching investment themes, focusing on bottom-up security selection and sector positioning as the most significant drivers of performance. Our goal is to generate income through broad exposure to the securitized and corporate sectors of the bond market. From a positioning standpoint during the reporting period, we maintained the Fund’s overweights to CMBS, non-agency MBS and ABS. Given elevated valuations in credit, we rotated out of some of the Fund’s positions as securities reached spread targets and reallocated into the CMBS and non-agency ABS sectors, reaching a historically low weight in credit for the Fund in February 2020. After spreads gapped back out in March 2020, we added investment grade credit and covered some of the Fund’s underweight in high yield. As a result, we benefited from the spread recovery in those asset classes later in the reporting period as direct buying by the Fed fueled a quicker recovery. However, the CMBS and esoteric ABS segments lagged the recovery in credit because the Fed was only indirectly helping those sectors through its Term Asset-Backed Securities Loan Facility.

We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These future positions had a negligible impact on performance during the reporting period. The Fund also used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions had a negative impact on performance during the reporting period.

The Fund may also purchase securities on a when-issued or forward commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through reverse repurchase agreements and mortgage dollar rolls. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage had a negative impact on total return performance during this reporting period, as the negative impact of leverage during the brief but severe market downturn in March triggered by the COVID-19 pandemic was greater than the positive impact of leverage during the remainder of the fiscal year. Management believes, however, that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability previously described.

As of June 30, 2020, the Fund’s percentages of leverage are shown in the accompanying table.

JMM
Effective Leverage*	28.93%
Regulatory Leverage*	0.00%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted above, the Fund utilized reverse repurchase agreements in which, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
July 1, 2019	Sales	Purchases	June 30, 2020	Average Balance Outstanding	Sales	Purchases	August 27, 2020
$21,393,000	$205,668,768	$(202,285,768)	$24,776,000	$28,215,464	$23,731,000	$(24,776,000)	$23,731,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2020. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Common Share Amounts
July 2019	$0.0300
August	0.0300
September	0.0300
October	0.0300
November	0.0300
December	0.0300
January	0.0300
February	0.0300
March	0.0270
April	0.0270
May	0.0270
June 2020	0.0270
Total Distributions from Net Investment Income	$0.3480

Current Distribution Rate*	4.70%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market common share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JMM
Common shares cummulatively repurchased and retired	1,800
Common shares authorized for repurchase	945,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER SHARE INFORMATION

As of June 30, 2020, and during the current reporting period, the Fund’s common share price was trading at premium/(discount) to its NAV as shown in the accompanying table.

Common share NAV	$7.48
Common share price	$6.90
Premium/(Discount) to NAV	(7.75)%
12-month average premium/(discount) to NAV	(8.95)%

THIS PAGE INTENTIONALLY LEFT BLANK

JMM	Nuveen Multi-Market Income Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Average Annual
	1-Year	5-Year	10-Year
JMM at Common Share NAV	(2.34)%	2.74%	5.10%
JMM at Common Share Price	(1.14)%	4.78%	4.56%
Bloomberg Barclays U.S. Government/Mortgage Bond Index	8.50%	3.73%	3.23%
Blended Benchmark(1)	6.47%	4.05%	4.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1.	The Blended Benchmark consists of: 1) 25% of the Bloomberg Barclays U.S. Corporate High-Yield Index and 2) 75% of the Bloomberg Barclays U.S. Government/Mortgage Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	110.1%
Corporate Bonds	22.8%
Sovereign Debt	1.3%
Contingent Capital Securities	0.9%
Municipal Bonds	0.7%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	(2.9)%
Net Assets Plus Reverse Repurchase Agreements	135.0%
Reverse Repurchase Agreements	(35.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Asset-Backed and Mortgage-Backed Securities	79.8%
Diversified Telecommunication Services	1.6%
Chemicals	1.4%
Oil, Gas & Consumable Fuels	1.1%
Capital Markets	1.1%
Media	1.0%
Other	12.5%
Repurchase Agreements	1.5%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

AAA	4.0%
AA	3.0%
A	7.9%
BBB	24.2%
BB or Lower	20.3%
U.S. Treasury/Agency	32.1%
N/R (not rated)	8.5%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders, originally scheduled to be held on April 8, 2020 in person, was postponed to April 22, 2020 for JMM. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board Members.

JMM
Common Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	8,262,171
Withhold	197,318
Total	8,459,489
Terence J. Toth
For	8,251,681
Withhold	207,808
Total	8,459,489
Robert L. Young
For	8,262,186
Withhold	197,303
Total	8,459,489

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Multi-Market Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Multi-Market Income Fund, (the Fund), including the portfolio of investments, as of June 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

August 27, 2020

JMM	Nuveen Multi-Market Income Fund Portfolio of Investments June 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 135.8% (98.5% of Total Investments)

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 110.1% (79.8% of Total Investments)

$222	321 Henderson Receivables VI LLC, Series 2010-1A, 144A	9.310%	7/15/61	Aaa	$258,862
250	ACE Securities Corp Manufactured Housing Trust, Series 2003-MH1, 144A	6.500%	8/15/30	AA	269,208
500	Adams Outdoor Advertising LP, Series 2018-1B,144A	5.653%	11/15/48	BBB	497,056
77	Alternative Loan Trust, Series 2003-J3	5.250%	11/25/33	Aaa	78,598
110	Alternative Loan Trust, Series 2004-J2	6.500%	3/25/34	AA+	113,459
1,666	American Homes 4 Rent Trust, Series 2015-SFR2, 144A	0.000%	10/17/52	N/R	17
175	AMSR 2019-SFR1 Trust, 144A	3.247%	1/19/39	Baa2	173,508
520	Applebee’s Funding LLC / IHOP Funding LLC, Series 2019-1A, 144A	4.723%	6/07/49	BBB	447,403
340	Bayview Financial Mortgage Pass-Through Trust, Series 2005-D	5.500%	12/28/35	AA	333,423
24	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C	5.638%	11/28/36	A+	23,859
43	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C	5.852%	11/28/36	Caa3	42,991
300	BBCMS Trust 2015-SRCH, 144A	5.122%	8/10/35	BBB–	315,030
500	BBCMS Trust 2015-STP, 144A	4.427%	9/10/28	BBB–	498,032
420	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	1.985%	10/15/36	N/R	406,698
500	CARS-DB4 LP, Series 2020-1A, 144A	4.520%	2/15/50	BBB	453,854
100	Chase Funding Trust, Series 2003-3	5.160%	3/25/33	Ba1	102,555
500	CHL GMSR Issuer Trust, Series 2018-GT1, 144A, (1-Month LIBOR reference rate + 2.750% spread), (3)	2.935%	5/25/23	N/R	481,799
425	Citigroup Commercial Mortgage Trust 2015-GC29	4.296%	4/10/48	A–	409,284
600	Citigroup Commercial Mortgage Trust 2016-P5, 144A	3.000%	10/10/49	BBB–	374,725
450	Citigroup Commercial Mortgage Trust 2018-TBR, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	1.985%	12/15/36	BBB–	373,925
500	Citigroup Commercial Mortgage Trust 2019-PRM, 144A	4.350%	5/10/36	Baa3	505,826
106	Citigroup Global Markets Mortgage Securities VII Inc, Series 2003-1, 144A	6.000%	9/25/33	BB	106,046
500	COMM 2013-LC13 Mortgage Trust, 144A	5.463%	8/10/46	BBB–	435,244
775	COMM 2015-CCRE22 Mortgage Trust	4.244%	3/10/48	A–	773,765
450	COMM 2015-CCRE25 Mortgage Trust	4.690%	8/10/48	A–	416,988
500	COMM 2015-CCRE26 Mortgage Trust	4.630%	10/10/48	A–	491,554
85	Commonbond Student Loan Trust, Series 2017-B-GS, 144A	4.440%	9/25/42	Aa3	88,054
776	Connecticut Avenue Securities Trust, Series 2019-R05, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	2.185%	7/25/39	B+	758,996
1,000	Connecticut Avenue Securities Trust, Series 2019-R07, 144A, (1-Month LIBOR reference rate + 2.100% spread), (3)	2.285%	10/25/39	B	969,322
250	CPT MORTGAGE TRUST, Series 2019-CPT, 144A	3.097%	11/13/39	N/R	225,214
413	Credit Suisse First Boston Mortgage Securities Corp, Series 2003-8	6.158%	4/25/33	AAA	417,365
86	Credit Suisse First Boston Mortgage Securities Corp, Series 2005-11	6.000%	12/25/35	D	10,337
294	Credit-Based Asset Servicing and Securitization LLC, Series 2007-SP1, 144A	5.184%	12/25/37	Aaa	300,079
250	CSMC 2014-USA OA LLC, 144A	4.373%	9/15/37	B–	188,025
130	CSMC Mortgage-Backed Trust 2006-7	6.000%	8/25/36	Caa3	87,699
122	CWABS Asset-Backed Certificates Trust, Series 2004-13	5.103%	5/25/35	Aaa	122,735
1,173	DB Master Finance LLC, Series 2017-1A, 144A	4.030%	11/20/47	BBB	1,241,245
1,155	Domino’s Pizza Master Issuer LLC, Series 2015-1A, 144A	4.474%	10/25/45	BBB+	1,249,340
122	Domino’s Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	BBB+	124,481
608	Driven Brands Funding LLC, Series 2018-1A, 144A	4.739%	4/20/48	BBB–	643,029
1,457	Driven Brands Funding LLC, Series 2019-1A, 144A	4.641%	4/20/49	BBB–	1,541,014
6	Fannie Mae Mortgage Pool FN 596680, (4)	7.000%	9/01/31	N/R	6,226
14	Fannie Mae Mortgage Pool FN 709700, (4)	5.500%	6/01/33	N/R	16,248
1	Fannie Mae Mortgage Pool FN 745279, (4)	5.000%	2/01/21	N/R	1,523
70	Fannie Mae Mortgage Pool FN 745324, (4)	6.000%	3/01/34	Aaa	76,480
29	Fannie Mae Mortgage Pool FN 763687, (4)	6.000%	1/01/34	N/R	31,719
68	Fannie Mae Mortgage Pool FN 766070, (4)	5.500%	2/01/34	N/R	76,384
28	Fannie Mae Mortgage Pool FN 828346, (4)	5.000%	7/01/35	N/R	32,574
13	Fannie Mae Mortgage Pool FN 878059, (4)	5.500%	3/01/36	N/R	14,968
13	Fannie Mae Mortgage Pool FN 882685, (4)	6.000%	6/01/36	N/R	14,224
48	Fannie Mae Mortgage Pool FN 995018, (4)	5.500%	6/01/38	N/R	54,746
1,315	Fannie Mae Mortgage Pool FN AS8583, (4)	3.500%	1/01/47	Aaa	1,394,105
952	Fannie Mae Mortgage Pool FN AW4182, (4)	3.500%	2/01/44	N/R	1,020,846
99	Fannie Mae Mortgage Pool FN BH4019, (4)	4.000%	9/01/47	N/R	105,241

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,586	Fannie Mae Mortgage Pool FN BM5126, (4)	3.500%	1/01/48	N/R	$1,738,620
408	Fannie Mae Mortgage Pool FN BM5839, (4)	3.500%	11/01/47	Aaa	446,599
495	Fannie Mae Mortgage Pool FN BM6038, (4)	4.000%	1/01/45	Aaa	539,030
2,099	Fannie Mae Mortgage Pool FN MA3305, (4)	3.500%	3/01/48	N/R	2,214,917
136	Fannie Mae Mortgage Pool FN MA3332, (4)	3.500%	4/01/48	Aaa	143,400
3,479	Fannie Mae Mortgage Pool FN MA3333, (4)	4.000%	4/01/48	Aaa	3,691,734
1,549	Fannie Mae Mortgage Pool FN MA3416, (4)	4.500%	7/01/48	Aaa	1,664,293
78	Fannie Mae REMIC Trust 2002-W1	5.552%	2/25/42	Aaa	87,802
386	Fannie Mae REMIC Trust 2003-W1	3.295%	12/25/42	AAA	136,863
233	Fannie Mae REMIC Trust 2018-81	3.000%	11/25/48	Aaa	25,687
233	Fannie Mae REMIC Trust 2018-81	0.000%	11/25/48	N/R	216,869
300	Four Seas LP, 144A	4.950%	8/28/27	N/R	296,328
1,350	Fannie Mae TBA, (MDR), (WI/DD)	2.500%	7/25/50	N/R	1,406,795
2,500	Fannie Mae TBA, (MDR), (WI/DD)	3.000%	7/25/50	N/R	2,632,227
16	Freddie Mac Gold Pool FG C00676, (4)	6.500%	11/01/28	N/R	18,501
2,356	Freddie Mac Gold Pool FG G08528, (4)	3.000%	4/01/43	Aaa	2,524,697
871	Freddie Mac Gold Pool FG G08566, (4)	3.500%	1/01/44	N/R	937,593
1,950	Freddie Mac Gold Pool FG G08747, (4)	3.000%	2/01/47	Aaa	2,061,813
1,166	Freddie Mac Gold Pool FG G18497, (4)	3.000%	1/01/29	N/R	1,227,089
1,338	Freddie Mac Gold Pool FG G60138, (4)	3.500%	8/01/45	Aaa	1,476,124
741	Freddie Mac Gold Pool FG G60238, (4)	3.500%	10/01/45	Aaa	809,705
1,390	Freddie Mac Gold Pool FG Q40718, (4)	3.500%	5/01/46	N/R	1,485,774
2,058	Freddie Mac Gold Pool FG Q40841, (4)	3.000%	6/01/46	N/R	2,180,753
500	Freddie Mac Stacr Remic Trust, Series 2019-Hqa4, 144A, (1-Month LIBOR reference rate + 2.050% spread), (3)	2.235%	11/25/49	B+	484,972
724	Freddie Mac Stacr Trust, Series 2019-HQA1, 144A, (1-Month LIBOR reference rate + 2.350% spread), (3)	2.535%	2/25/49	BB–	708,485
500	FREMF 2017-K724 Mortgage Trust, 144A	3.598%	11/25/23	BBB–	508,127
163	Ginnie Mae I Pool GN 604567, (4)	5.500%	8/15/33	N/R	189,679
81	Ginnie Mae I Pool GN 631574, (4)	6.000%	7/15/34	N/R	92,829
277	GMAT 2013-1 Trust, 144A	5.000%	11/25/43	N/R	207,657
500	GS Mortgage Securities Trust, Series 2013-GC16, 144A	5.488%	11/10/46	Baa2	426,437
550	GS Mortgage Securities Trust, Series 2015-GC30	4.213%	5/10/50	N/R	500,723
500	GS Mortgage Securities Trust, Series 2015-GC32	3.345%	7/10/48	BBB–	283,431
73	GSMPS Mortgage Loan Trust, Series 2001-2, 144A	7.500%	6/19/32	D	71,796
417	GSMPS Mortgage Loan Trust, Series 2003-3, 144A	7.000%	6/25/43	BBB	467,363
383	GSMPS Mortgage Loan Trust, Series 2005-RP1, 144A	8.500%	1/25/35	B2	435,302
533	GSMPS Mortgage Loan Trust, Series 2005-RP2, 144A	7.500%	3/25/35	AAA	557,106
507	GSMPS Mortgage Loan Trust, Series 2005-RP3, 144A	7.500%	9/25/35	AAA	525,345
331	GSMPS Mortgage Loan Trust, Series 2005-RP3, 144A	8.000%	9/25/35	B3	354,426
478	Horizon Aircraft Finance II Ltd, Series 2019-1, 144A	4.703%	7/15/39	BBB	263,651
244	Horizon Aircraft Finance III Ltd, Series 2019-2, 144A	4.458%	11/15/39	BBB	135,109
224	Impac Secured Assets CMN Owner Trust, Series 2000-3	8.000%	10/25/30	CC	219,522
500	JG Wentworth XXXVII LLC, Series 2016-1A, 144A	5.190%	6/17/69	Baa2	524,682
869	JGWPT XXV LLC, Series 2012-1A, 144A	7.140%	2/15/67	A2	1,043,961
368	JGWPT XXVI LLC, Series 2012-2A, 144A	6.770%	10/17/61	A2	412,525
256	JP Morgan Alternative Loan Trust, Series 2006-S1	6.500%	3/25/36	D	207,471
500	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, 144A	3.559%	12/15/49	BBB–	338,945
500	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, 144A	3.881%	1/05/31	BBB–	489,531
500	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, 144A	3.000%	10/15/50	BBB–	354,011
267	MASTR Alternative Loan Trust, Series 2004-1	7.000%	1/25/34	Aaa	288,681
236	MASTR Alternative Loan Trust, Series 2004-5	7.000%	6/25/34	AA+	247,562
189	MASTR Asset Securitization Trust, Series 2003-11	5.250%	12/25/33	A	194,195
298	MASTR Reperforming Loan Trust, Series 2005-1, 144A	7.500%	8/25/34	D	273,274
727	Mid-State Capital Corp 2004-1 Trust	6.005%	8/15/37	AA+	774,055
50	Mid-State Capital Corp 2004-1 Trust	8.900%	8/15/37	A1	55,083
667	Mid-State Capital Corp 2005-1 Trust	5.745%	1/15/40	AA	717,257
330	Mid-State Capital Trust, Series 2010-1, 144A	5.250%	12/15/45	AAA	340,870
282	Mid-State Capital Trust, Series 2010-1, 144A	7.000%	12/15/45	AAA	295,768
215	Mid-State Trust XI	5.598%	7/15/38	Baa3	228,773
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28	4.781%	1/15/49	A3	456,065
72	Morgan Stanley Mortgage Loan Trust, Series 2006-2	5.750%	2/25/36	N/R	73,475
500	MSCG Trust 2015-ALDR, 144A	3.577%	6/07/35	BBB–	374,846
387	MVW Owner Trust, Series 2017-1, 144A	0.024%	12/20/34	AAA	385,036

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments June 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,000	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (3)	2.935%	7/15/36	N/R	$946,577
307	New Residential Mortgage LLC, Series 2018-FNT2, 144A	4.920%	7/25/54	N/R	294,625
443	New Residential Mortgage Loan Trust, Series 2014-1, 144A	6.065%	1/25/54	BBB	468,385
740	New Residential Mortgage Loan Trust, Series 2015-2, 144A	5.532%	8/25/55	Baa1	782,193
296	NRZ Excess Spread-Collateralized Notes, Series 2018-FNT1 144A	4.690%	5/25/23	N/R	286,403
257	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS1, 144A	4.374%	1/25/23	N/R	250,937
270	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2, 144A	4.593%	2/25/23	N/R	273,102
491	Planet Fitness Master Issuer LLC, Series 2018-FT1, 144A	4.666%	9/05/48	BBB	475,771
500	PNMAC FMSR ISSUER TRUST, Series 2018-FT1, 144A, (1-Month LIBOR reference rate + 2.350% spread), (3)	2.535%	4/25/23	N/R	481,297
500	PNMAC GMSR ISSUER TRUST, Series 2018-GT1, 144A, (1-Month LIBOR reference rate + 2.850% spread), (3)	3.035%	2/25/23	N/R	490,036
500	PNMAC GMSR ISSUER TRUST, Series 2018-GT2, 144A, (1-Month LIBOR reference rate + 2.650% spread), (3)	2.835%	8/25/25	N/R	477,321
500	Progress Residential 2017-SFR2 Trust, 144A	3.595%	12/17/34	Baa1	507,594
343	RALI Series 2005-QS12 Trust	5.500%	8/25/35	Caa2	331,379
485	RBS Commercial Funding Inc 2013-SMV Trust, 144A	3.704%	3/11/31	A+	399,018
278	Sesac Finance LLC, Series 2019-1,144A	5.216%	7/25/49	N/R	285,401
422	Sierra Timeshare 2019-3 Receivables Funding LLC, 144A	4.180%	8/20/36	BB	382,291
492	Sonic Capital LLC, Series 2018-1A, 144A	4.026%	2/20/48	BBB	520,373
384	Sonic Capital LLC, Series 2020-1A, 144A	3.845%	1/20/50	BBB	402,177
750	STACR Trust, Series 2018-HRP2, 144A, (1-Month LIBOR reference rate + 2.400% spread), (3)	2.585%	2/25/47	BBB–	695,876
330	START Ireland, Series 2019-1, 144A	5.095%	3/15/44	BB	165,384
363	Start Ltd/Bermuda, Series 2018-1, 144A	4.089%	5/15/43	A	328,393
206	Structured Receivables Finance, Series 2010-A LLC, 144A	5.218%	1/16/46	AAA	216,703
485	Taco Bell Funding LLC, Series 2016-1A, 144A	4.377%	5/25/46	BBB	486,537
606	Taco Bell Funding LLC, Series 2016-1A, 144A	4.970%	5/25/46	BBB	641,516
320	Thunderbolt Aircraft Lease Ltd, Series 2017-A, 144A	4.212%	5/17/32	A	288,455
100	Tricon American Homes, Series 2016-SFR1 Trust, 144A	4.878%	11/17/33	N/R	99,893
450	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, 144A	4.235%	3/10/46	A3	414,220
500	Vericrest Opportunity Loan Trust, Series 2019-NPL2, 144A	6.292%	2/25/49	N/R	450,512
150	Vericrest Opportunity Loan Trust, Series 2019-NPL7, 144A	3.967%	10/25/49	N/R	144,419
500	Verus Securitization Trust, Series 2017-1, 144A	5.273%	1/25/47	A	500,688
1,000	VOLT LXXXIV LLC, Series 2019-NP10, 144A	3.967%	12/27/49	N/R	967,079
302	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS4 Trust	5.500%	2/25/33	N/R	306,141
17	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA3 Trust	6.027%	8/25/38	Aaa	17,734
975	Wendy’s Funding LLC, Series 2018-1A, 144A	3.573%	3/15/48	BBB	1,010,539
490	Wendy’s Funding LLC, Series 2019-1A, 144A	3.783%	6/15/49	BBB	517,249
250	WF-RBS Commercial Mortgage Trust 2011-C2, 144A	5.392%	2/15/44	Aa2	247,750
750	WFRBS Commercial Mortgage Trust 2011-C3, 144A	5.335%	3/15/44	A1	725,730
$79,798	Total Asset-Backed and Mortgage-Backed Securities (cost $78,427,581)				77,946,865

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 22.8% (16.6% of Total Investments)

	Aerospace & Defense – 0.3%

$100	Howmet Aerospace Inc	6.875%	5/01/25	BBB–	$108,612
150	Triumph Group Inc	5.250%	6/01/22	CCC–	128,250
250	Total Aerospace & Defense				236,862

	Air Freight & Logistics – 0.1%

100	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	Ba3	99,125

	Airlines – 0.1%

100	Delta Air Lines Inc, 144A	7.000%	5/01/25	Baa2	103,227

	Auto Components – 0.4%

100	Adient US LLC, 144A	9.000%	4/15/25	Ba3	107,720
200	Clarios Global LP / Clarios US Finance Co, 144A	8.500%	5/15/27	CCC+	200,990
300	Total Auto Components				308,710

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Automobiles – 0.7%

$125	Ford Motor Co	8.500%	4/21/23	BB+	$132,187
400	General Motors Financial Co Inc	3.600%	6/21/30	BBB	388,366
525	Total Automobiles				520,553

	Banks – 0.3%

250	Caelus Re VI Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.500% spread), (3)	5.639%	6/07/23	N/R	241,100

	Building Products – 0.3%

200	American Woodmark Corp, 144A	4.875%	3/15/26	BB	194,576

	Capital Markets – 1.2%

200	Donnelley Financial Solutions Inc	8.250%	10/15/24	B	197,018
225	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	7.250%	8/15/24	BB–	198,000
100	LPL Holdings Inc, 144A	4.625%	11/15/27	BB	98,750
300	Morgan Stanley	4.875%	11/01/22	BBB+	326,248
825	Total Capital Markets				820,016

	Chemicals – 1.9%

250	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	242,500
200	CF Industries Inc	3.450%	6/01/23	BB+	203,498
375	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BB–	343,125
250	OCI NV, 144A	6.625%	4/15/23	BB	251,250
175	Tronox Inc, 144A	6.500%	5/01/25	Ba3	175,875
100	Univar Solutions USA Inc/Washington, 144A	5.125%	12/01/27	BB	101,162
1,350	Total Chemicals				1,317,410

	Commercial Services & Supplies – 0.9%

100	GFL Environmental Inc, 144A	4.250%	6/01/25	BB–	100,875
150	GFL Environmental Inc, 144A	7.000%	6/01/26	B–	156,000
250	Pitney Bowes Inc	5.700%	4/01/23	BB	185,000
200	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	5.750%	4/15/26	BB–	207,250
700	Total Commercial Services & Supplies				649,125

	Communications Equipment – 0.1%

100	CommScope Inc, 144A	8.250%	3/01/27	B–	102,770

	Consumer Finance – 0.2%

200	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	159,940

	Containers & Packaging – 0.1%

100	Silgan Holdings Inc, 144A	4.125%	2/01/28	BB	99,125

	Diversified Financial Services – 1.0%

350	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	BBB	343,651
125	HAT Holdings I LLC / HAT Holdings II LLC, 144A	6.000%	4/15/25	BB+	130,937
225	Quicken Loans LLC, 144A	5.250%	1/15/28	Ba1	234,000
700	Total Diversified Financial Services				708,588

	Diversified Telecommunication Services – 2.3%

500	AT&T Inc, (4)	4.300%	2/15/30	A–	584,155
500	Qwest Corp	6.750%	12/01/21	BBB–	528,403
200	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	208,006
100	Verizon Communications Inc	3.000%	3/22/27	A–	110,915
175	Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	166,086
1,475	Total Diversified Telecommunication Services				1,597,565

	Electric Utilities – 0.2%

200	Talen Energy Supply LLC	6.500%	6/01/25	B	134,664

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments June 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 0.5%

$250	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	$235,500
250	Ensign Drilling Inc, 144A	9.250%	4/15/24	CCC+	111,250
500	Total Energy Equipment & Services				346,750

	Entertainment – 0.1%

100	Cinemark USA Inc, 144A	8.750%	5/01/25	BB+	103,500

	Equity Real Estate Investment Trust – 1.0%

300	CubeSmart LP	3.000%	2/15/30	BBB	318,293
150	GLP Capital LP / GLP Financing II Inc	4.000%	1/15/31	BBB–	148,214
250	Iron Mountain Inc, 144A	5.250%	3/15/28	BB–	248,750
700	Total Equity Real Estate Investment Trust				715,257

	Food & Staples Retailing – 0.4%

250	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	B2	270,815

	Gas Utilities – 0.3%

200	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB–	198,000

	Health Care Providers & Services – 0.9%

100	Centene Corp	4.250%	12/15/27	BBB–	103,191
100	Centene Corp	4.625%	12/15/29	BBB–	105,877
100	DaVita Inc, 144A	4.625%	6/01/30	Ba3	99,450
146	Encompass Health Corp	5.750%	11/01/24	B+	146,000
100	Molina Healthcare Inc, 144A	4.375%	6/15/28	BB–	100,250
50	Tenet Healthcare Corp, 144A	4.625%	6/15/28	BB–	48,984
596	Total Health Care Providers & Services				603,752

	Health Care Technology – 0.1%

200	Exela Intermediate LLC / Exela Finance Inc, 144A	10.000%	7/15/23	CCC–	48,500

	Hotels, Restaurants & Leisure – 0.4%

100	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	100,500
50	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc, 144A	4.625%	6/15/25	BB+	49,004
100	Yum! Brands Inc, 144A	7.750%	4/01/25	B+	107,875
250	Total Hotels, Restaurants & Leisure				257,379

	Household Durables – 0.4%

250	M/I Homes Inc	5.625%	8/01/25	BB–	252,500

	Independent Power & Renewable Electricity Producers – 0.1%

100	AES Corp, 144A	3.300%	7/15/25	BBB	102,981

	Insurance – 0.6%

250	Genworth Holdings Inc	4.800%	2/15/24	B–	199,375
250	Nationstar Mortgage Holdings Inc, 144A	8.125%	7/15/23	B	256,550
500	Total Insurance				455,925

	Leisure Products – 0.4%

250	Mattel Inc, 144A	6.750%	12/31/25	B+	259,375

	Machinery – 0.5%

200	Mueller Water Products Inc, 144A	5.500%	6/15/26	BB	207,000
150	Navistar International Corp, 144A	6.625%	11/01/25	B3	142,125
350	Total Machinery				349,125

	Media – 1.4%

500	Altice France SA/France, 144A	7.375%	5/01/26	B	521,970

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$250	Entercom Media Corp, 144A	7.250%	11/01/24	CCC+	$217,500
250	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB–	249,300
1,000	Total Media				988,770

	Metals & Mining – 0.7%

250	Alcoa Nederland Holding BV, 144A	6.125%	5/15/28	BB+	256,095
150	Freeport-McMoRan Inc	3.875%	3/15/23	Ba1	150,195
100	Freeport-McMoRan Inc	5.250%	9/01/29	Ba1	102,545
500	Total Metals & Mining				508,835

	Multiline Retail – 0.1%

100	Macy’s Inc, 144A	8.375%	6/15/25	Ba1	99,500

	Oil, Gas & Consumable Fuels – 1.6%

250	Denbury Resources Inc, 144A	9.000%	5/15/21	B	96,875
250	Enable Midstream Partners LP, (4)	4.400%	3/15/27	BBB–	230,340
100	EnLink Midstream LLC	5.375%	6/01/29	BB+	75,000
100	Exxon Mobil Corp	2.992%	3/19/25	Aa1	108,784
200	Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B+	174,000
275	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB	249,563
200	Southwestern Energy Co	7.500%	4/01/26	BB	175,060
1,375	Total Oil, Gas & Consumable Fuels				1,109,622

	Pharmaceuticals – 0.8%

100	Bausch Health Cos Inc, 144A	5.000%	1/30/28	B	94,149
225	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	5.875%	10/15/24	B+	217,735
220	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	BB	232,514
545	Total Pharmaceuticals				544,398

	Real Estate Management & Development – 0.3%

250	Hunt Cos Inc, 144A	6.250%	2/15/26	BB–	227,500

	Road & Rail – 0.6%

200	Avis Budget Car Rental LLC / Avis Budget Finance Inc, 144A	6.375%	4/01/24	B	164,250
250	United Rentals North America Inc	4.875%	1/15/28	BB–	256,250
450	Total Road & Rail				420,500

	Specialty Retail – 0.9%

50	L Brands Inc, 144A	6.875%	7/01/25	BB	51,625
200	PetSmart Inc, 144A	8.875%	6/01/25	CCC+	199,992
250	PGT Innovations Inc, 144A	6.750%	8/01/26	B+	252,500
200	Staples Inc, 144A	10.750%	4/15/27	B3	121,978
700	Total Specialty Retail				626,095

	Trading Companies & Distributors – 0.2%

50	WESCO Distribution Inc, 144A	7.125%	6/15/25	BB–	52,735
50	WESCO Distribution Inc, 144A	7.250%	6/15/28	BB–	52,728
100	Total Trading Companies & Distributors				105,463

	Wireless Telecommunication Services – 0.4%

250	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	259,470
$16,891	Total Corporate Bonds (cost $16,870,504)				16,147,368

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 1.3% (1.0% of Total Investments)

	Bahrain – 0.4%

$250	Bahrain Government International Bond, 144A	7.000%	10/12/28	BB–	$278,410

JMM	Nuveen Multi-Market Income Fund (continued)
Portfolio of Investments June 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Egypt – 0.6%

$400	Egypt Government International Bond, 144A	5.875%	6/11/25	B+	$402,000

	El Salvador – 0.1%

100	El Salvador Government International Bond, 144A	5.875%	1/30/25	B+	87,750

	Sri Lanka – 0.2%

250	Sri Lanka Government International Bond, 144A	6.125%	6/03/25	B2	166,255
$1,000	Total Sovereign Debt (cost $995,167)				934,415

Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 0.9% (0.6% of Total Investments)

	Banks – 0.6%

$200	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (6)	Ba2	$193,000
200	Societe Generale SA, 144A	6.750%	N/A (6)	BB	199,000
400	Total Banks				392,000

	Capital Markets – 0.3%

200	UBS Group AG, 144A	7.000%	N/A (6)	BBB	207,750
$600	Total Contingent Capital Securities (cost $600,000)				599,750

Principal Amount (000)	Description (1)		Optional Call Provision (7)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.7% (0.5% of Total Investments)

	Tax Obligation/General – 0.7%

$500	Illinois State, General Obligation Bonds, Pension Funding Series 2003, 5.100%, 6/01/33		No Opt. Call	BBB–	$507,965
$500	Total Municipal Bonds (cost $515,151)				507,965
	Total Long-Term Investments (cost $97,408,403)				96,136,363

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.1% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.1% (1.5% of Total Investments)

$1,499	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $1,499,011, collateralized by $1,304,900 U.S. Treasury Notes, 0.625%, due 1/15/26, value $1,529,084	0.000%	7/01/20		$1,499,011
	Total Short-Term Investments (cost $1,499,011)				1,499,011
	Total Investments (cost $98,907,414) – 137.9%				97,635,374
	Reverse Repurchase Agreements – (35.0)% (8)				(24,776,000)
	Other Assets Less Liabilities – (2.9)% (9)				(2,079,294)
	Net Assets Applicable to Common Shares – 100%				$70,780,080

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(38)	9/20	$(5,277,521)	$(5,288,531)	$(11,010)	$5,938
U.S. Treasury 10-Year Ultra Note	Short	(15)	9/20	(2,354,142)	(2,362,266)	(8,124)	3,750
U.S. Treasury Long Bond	Short	(11)	9/20	(1,957,456)	(1,964,187)	(6,731)	5,156
U.S. Treasury Ultra Bond	Long	32	9/20	6,964,834	6,981,000	16,166	(33,000)
				$(2,624,285)	$(2,633,984)	$(9,699)	$(18,156)
Total receivable for variation margin on futures contracts							$14,844
Total payable for variation margin on futures contracts							$(33,000)
*	The aggregate amount of long and short positions is $6,964,834 and $(9,589,119), respectively.

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(2,018,323)	$(2,018,323)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $26,547,885 have been pledged as collateral for reverse repurchase agreements.

(5)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into their terms for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(6)	Perpetual security. Maturity date is not applicable.

(7)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(8)	Reverse Repurchase Agreements as a percentage of Total Investments is 25.4%

(9)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

MDR	Denotes investment is subject to dollar roll transactions.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Purchased on a when issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2020

Assets
Long-term investments, at value (cost $97,408,403)	$96,136,363
Short-term investments, at value (cost approximates value)	1,499,011
Cash	8,438
Cash collateral at broker for investments in futures contracts(1)	300,554
Cash collateral at broker for investments in reverse repurchase agreements(1)	926,041
Cash collateral at broker for investments in swaps(1)	1,380,175
Receivable for:
Interest	515,197
Investments sold	1,240,896
Variation margin on futures contracts	14,844
Other assets	4,262
Total assets	102,025,781
Liabilities
Reverse repurchase agreements	24,776,000
Unrealized depreciation on interest rate swaps	2,018,323
Payable for:
Dividends	241,176
Investments purchased – when-issued/delayed-delivery settlement	4,018,959
Variation margin on futures contracts	33,000
Accrued expenses:
Interest	482
Management fees	70,373
Trustees fees	539
Other	86,849
Total liabilities	31,245,701
Net assets applicable to common shares	$70,780,080
Common shares outstanding	9,462,350
Net asset value (“NAV”) per common share outstanding	$7.48
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$94,624
Paid-in surplus	82,347,965
Total distributable earnings	(11,662,509)
Net assets applicable to common shares	$70,780,080
Authorized common shares	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives and reverse repurchase agreements.

See accompanying notes to financial statements.

Statement of Operations

Year Ended June 30, 2020

Investment Income
Dividends	$10,463
Interest	4,481,771
Total investment income	4,492,234
Expenses
Management fees	896,120
Interest expense	551,953
Custodian fees	86,003
Trustees fees	2,503
Professional fees	42,945
Shareholder reporting expenses	25,068
Shareholder servicing agent fees	6,299
Stock exchange listing fees	6,759
Investor relations expense	6,807
Other	21,669
Total expenses	1,646,126
Net investment income (loss)	2,846,108
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(183,919)
Futures contracts	(74,189)
Swaps	(35,576)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,958,899)
Futures contracts	186,441
Swaps	(1,546,405)
Net realized and unrealized gain (loss)	(4,612,547)
Net increase (decrease) in net assets applicable to common shares from operations	$(1,766,439)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 6/30/20	Year Ended 6/30/19
Operations
Net investment income (loss)	$2,846,108	$3,057,077
Net realized gain (loss) from:
Investments	(183,919)	191,132
Futures contracts	(74,189)	(599,944)
Swaps	(35,576)	58,371
Change in net unrealized appreciation (depreciation) of:
Investments	(2,958,899)	2,576,872
Futures contracts	186,441	(215,090)
Swaps	(1,546,405)	(1,230,891)
Net increase (decrease) in net assets applicable to common shares from operations	(1,766,439)	3,837,527
Distributions to Common Shareholders
Dividends	(3,292,898)	(3,406,446)
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,292,898)	(3,406,446)

Net increase (decrease) in net assets applicable to common shares	(5,059,337)	431,081
Net assets applicable to common shares at the beginning of period	75,839,417	75,408,336
Net assets applicable to common shares at the end of period	$70,780,080	$75,839,417

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended June 30, 2020

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(1,766,439)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(89,351,363)
Proceeds from sales and maturities of investments	94,426,828
Proceeds from (Purchases of) short-term investments, net	1,069,681
Amortization (Accretion) of premiums and discounts, net	19,748
(Increase) Decrease in:
Receivable for interest	88,448
Receivable for investments sold	(1,240,896)
Receivable for reclaims	1,615
Receivable for variation margin on futures contracts	(12,414)
Other assets	188
Increase (Decrease) in:
Payable for investments purchased - regular settlement	(784,915)
Payable for investments purchased - when-issued/delayed-delivery settlement	(5,274,208)
Payable for variation margin on futures contracts	29,062
Accrued interest	(10,904)
Accrued management fees	(4,488)
Accrued Trustees fees	(75)
Accrued other expenses	(14,986)
Net realized (gain) loss from:
Investments	183,919
Paydowns	245,866
Change in net unrealized appreciation (depreciation) of:
Investments	2,958,899
Swaps	1,546,405
Net cash provided by (used in) operating activities	2,109,971
Cash Flows from Financing Activities:
Proceeds from reverse repurchase agreements	205,668,768
(Purchase) for reverse repurchase agreements	(202,285,768)
Cash distributions paid to shareholders	(3,319,004)
Net cash provided by (used in) financing activities	63,996
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	2,173,967
Cash and cash collateral at brokers at the beginning of period	441,241
Cash and cash collateral at brokers at the end of period	$2,615,208

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$562,857

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchase and Retired		Ending NAV	Ending Share Price
Year Ended 6/30:
2020	$8.01	$0.30	$(0.48)	$(0.18)	$(0.35)	$—	$—	$(0.35)	$—		$7.48	$6.90
2019	7.97	0.32	0.08	0.40	(0.36)	—	—	(0.36)	—		8.01	7.33
2018	8.15	0.35	(0.13)	0.22	(0.40)	—	—	(0.40)	—		7.97	7.00
2017	8.07	0.39	0.12	0.51	(0.43)	—	—	(0.43)	—		8.15	7.49
2016	8.40	0.41	(0.26)	0.15	(0.48)	—	—	(0.48)	—	*	8.07	7.48

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(2.34)%	(1.14)%	$70,780	2.24%	3.88%	2.24%	3.88%	87%
5.16	10.14	75,839	2.19	4.08	2.19	4.08	159
2.60	(1.37)	75,408	1.88	4.28	1.88	4.28	165
6.62	6.08	77,147	1.71	4.72	1.64	4.79	191
1.89	10.86	76,350	1.68	4.66	1.30	5.05	205

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 6/30:
2020	0.75%
2019	0.69
2018	0.41
2017	0.23
2016	0.15

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Notes to

Financial Statements

1. General Information

Fund Information

Nuveen Multi-Market Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JMM.” The Fund was organized as a Massachusetts business trust on May 27, 2014 (previously organized as a Virginia corporation).

The end of the reporting period for the Fund is June 30, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest, fees earned from reverse repurchase agreements and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fees earned from reverse repurchase agreements are further described in Note 8 – Fund Leverage, Reverse Repurchase Agreements.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017- 08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017- 08 became effective for the Fund and it did not have a material impact on the Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$77,946,865	$—	$77,946,865
Corporate Bonds	—	16,147,368	—	16,147,368
Sovereign Debt	—	934,415	—	934,415
Contingent Capital Securities	—	599,750	—	599,750
Municipal Bonds	—	507,965	—	507,965

Short-Term Investments:
Repurchase Agreements	—	1,499,011	—	1,499,011

Investments in Derivatives:
Futures Contracts**	(9,699)	—	—	(9,699)
Interest Rate Swaps**	—	(2,018,323)	—	(2,018,323)
Total	$(9,699)	$95,617,051	$—	$95,607,352
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,499,011	$(1,499,011)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities and dollar roll transactions, but excluding derivative transactions) during the current fiscal period aggregated $89,351,363 and $94,426,828 respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker will credit the Fund’s account with an amount equal to appreciation. Conversely, if the Fund has unrealized depreciation the clearing broker will debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$18,883,299
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(25,865)	Payable for variation margin on futures contracts*	$16,166
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(74,189)	$186,441

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund used interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$17,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(2,018,323)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts not offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(2,018,323)	$(2,018,323)	$—	$1,909,597	$(108,726)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(35,576)	$(1,546,405)

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

The Fund did not have any transactions in common shares during the current and prior fiscal periods.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to common shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the common share NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of June 30, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$99,077,219
Gross unrealized:
Appreciation	$2,420,682
Depreciation	(5,890,549)
Net unrealized appreciation (depreciation) of investments	$(3,469,867)

Permanent differences, primarily due to paydowns, bond premium amortization adjustments, treatment of notional principal contracts and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2020, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2020, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$264,816
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2020 and June 30, 2019, was designated for purposes of the dividends paid deduction as follows:

2020
Distributions from net ordinary income[1]	$3,292,898
Distributions from net long-term capital gains	—

2019
Distributions from net ordinary income[1]	$3,406,446
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2020, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$300,253
Long-term	7,927,603
Total	$8,227,856

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $150 million	0.6750
For the next $600 million	0.6625
For managed assets over $1 billion	0.6500

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2020, the complex-level fee for the Fund was 0.1582%.

8. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund receives a fee for use of the security by the counterparty. This results in interest income to the Fund, which is recognized as a component of “Interest income” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	0.350%	$(20,606,000)	7/29/20	$(20,606,000)	$(20,606,401)
Goldman Sachs	0.350	(4,170,000)	7/29/20	(4,170,000)	(4,170,081)
		$(24,776,000)		$(24,776,000)	$(24,776,482)

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$28,215,464
Average interest rate	1.96%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
BNP Paribas	$(20,606,401)	$20,606,401	$—
Goldman Sachs	(4,170,081)	4,170,081	—
	$(24,776,482)	$24,776,482	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Shareholder Update

(Unaudited)

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

Investment Objective

The fund has an objective of high monthly income consistent with prudent risk to capital.

Investment Policies

The fund invests primarily in debt securities including, but not limited to residential and commercial mortgage-backed securities (both U.S. agency-backed and privately issued), asset-backed securities, corporate debt obligations, convertible debt securities, U.S government securities, municipal securities, repurchase agreements, dollar denominated debt obligations of foreign governments, and short-term, high quality fixed-income investments. The fund also may invest in preferred stock. Preferred stock and convertible securities have characteristics of both common stock and debt.

The fund may invest in securities of any maturity. The fund invests at least 65% of its total assets in securities that are rated investment grade at the time of purchase or are unrated and of comparable quality as determined by the fund’s advisor. Up to 35% of the fund’s total assets may be invested in securities that, at the time of purchase, are rated lower than investment grade or of comparable quality. These non-investment-grade securities are commonly referred to as “high yield” or “junk” bonds.

The fund may utilize derivatives, including options; futures contracts; options on futures contracts; interest rate caps, collars and floors; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the fund’s existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund’s assets. (For options that are “in-the-money” at the time of purchase, the amount by which the option is “in-the-money” is excluded from this calculation).

The fund uses leverage through the use of reverse repurchase agreements and dollar roll transactions. As a policy, the fund may only borrow funds in amounts not exceeding 33-1/3% of its total assets.

During temporary defensive periods, the fund may deviate from its investment policies and objective. During such periods, the fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the fund may not achieve its investment objective.

Principal Risks

The fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective.

Investing in the fund involves a number of risks, including those described below:

Portfolio Level Risks:

Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the fund, the fund may have to reinvest in securities with lower yields, which may adversely impact the fund’s performance.

Credit Risk. Credit risk is the risk that an issuer or other obligated party of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the fund to the creditworthiness of the central counterparty.

Dollar Roll Transaction Risk. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the dollar roll. Whether dollar rolls will benefit the fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. These transactions are subject to the risk that the counterparty to the transaction may not or be unable to perform in accordance with the terms of the instrument.

Foreign Security Risk and Risks of Emerging Markets. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

The risks of foreign investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

High-Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market for high-yield securities may be less liquid. This may make it more difficult to buy or sell a high-yield security at a favorable price or time. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Illiquid Securities Risk. The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

Income Risk. The fund’s income could decline during periods of falling interest rates or when the fund experiences defaults on debt securities or defaults or deferrals on preferred securities it holds.

Interest Rate Risk. Debt obligations in the fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. To the extent the fund invests in debt securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, these types of securities may be highly volatile as interest rates rise or fall

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more individuals refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. The fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Preferred Stock Risk. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

Reverse Repurchase Agreement Risk. The fund’s use of reverse repurchase agreements, in economic essence, constitute a securitized borrowing by the fund from the security purchaser. The fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (Unaudited) (continued)

Risks of When-Issued Purchases. Delivery and payment for securities that have been purchased on a when issued or forward commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested.

Fund Level and Other Risks:

Anti-Takeover Provisions. The fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the fund or convert the fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Global economic risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the fund’s service providers to perform essential tasks on behalf of the fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of fund dividends and distributions.

Leverage Risk. The fund’s use of leverage may cause higher volatility for the fund’s per share NAV, market price, and distributions. Leverage typically magnifies the total return of the fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that the fund’s leveraging strategy will be successful. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase a fund’s liquidity risk, as the fund may need to sell securities at inopportune times to stay within fund or regulatory limits.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares. This characteristic is a risk separate and distinct from the risk that the fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the fund, the fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the fund as a vehicle for short-term trading purposes.

Additional Fund Information (Unaudited)

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Matthew Thornton III has been appointed to the Board of Trustees effective November 16, 2020.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in the Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2019 and June 30, 2020:

July 1, 2019 through December 31, 2019	86.1%
January 1, 2020 through June 30, 2019	76.6%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JMM
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Blended Benchmark: A two index blend comprised of weightings approximating the Fund’s proposed portfolio: 25% Bloomberg Barclays U.S. Corporate High-Yield Index and 75% Bloomberg Barclays U.S. Government/Mortgage Index. 1) Bloomberg Barclays U.S. Corporate High-Yield Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; and 2) Bloomberg Barclays U.S. Government/Mortgage Index: An unmanaged index considered representative of U.S. government treasury securities and agency mortgage-back securities. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg Barclays U.S. Government/Mortgage Bond Index: The index measures the performance of U.S. government bonds and mortgage-related securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board

Annual Investment Management Agreement Approval Process (continued)

reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

Annual Investment Management Agreement Approval Process (continued)

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-year period ended December 31, 2019, the Fund outperformed its blended benchmark for the three- and five-year periods ended December 31, 2019. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2020, but the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and third quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. In considering performance, the Board recognized that the Fund’s Performance Peer Group was ranked low for relevancy. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an

Annual Investment Management Agreement Approval Process (continued)

“Expense Outlier Fund”), including the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were higher than the respective peer averages. The Independent Board Members noted that the Fund’s net expense ratio was higher than the peer average due, in part, to the small size of the Fund, the small composition of the peer group and changes to the composition of the peer group.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

Annual Investment Management Agreement Approval Process (continued)

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members(2):

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		154

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		154

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members(2) (continued):

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		154

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		154

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		154

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		154

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		154

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		154

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).
1969 100 Park Avenue New York, NY 10016	Vice President	2020

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Matthew Thornton III has been appointed to the Board of Trustees of the Fund as a Class III Trustee, the boards of all other closed-end funds in the Nuveen complex and the Board of Trustees of Nushares ETF Trust, each such appointment effective November 16, 2020. Mr. Thornton has also been nominated for election to the boards of all mutual funds in the Nuveen complex. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton’s principal occupation and other directorships during the past five years are as follows:

Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).

(3)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-0620D 1300415-INV-Y-08/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Multi-Market Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
June 30, 2020	$36,270	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

June 30, 2019	$35,570	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1  “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
June 30, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

June 30, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
June 30, 2020	$0	$0	$0	$0
June 30, 2019	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”.) NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1).	Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Jason J. O’Brien, CFA, is a portfolio manager for Nuveen’s global fixed income team. He is a portfolio manager on the Nuveen Core Fixed Income and Public Funds strategies. Previously, he oversaw the securitized debt sector team and is a member of the global fixed income strategy committee. He entered the financial services industry in 1993 and became a portfolio manager in 2001.

Peter L. Agrimson, CFA, is a portfolio manager for Nuveen’s global fixed income team and the lead portfolio of the Short Duration Multi-Sector strategy and related institutional portfolios. Prior to his current role, he was a member of the Securitized Debt Sector Team, responsible for trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. He began working in the financial services industry in 2005 and joined the firm in 2008.

Item 8 (a)(2).	Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Jason J. O’Brien	1	$7.12 billion	0	$0	40	$1.8 billion	0	0	0	0	0	0
Peter L. Agrimson	4	$3.37 billion	0	$0	10	$375 million	0	0	0	0	0	0
*	Assets are as of June 30, 2020.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).	Fund Manager Compensation

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8 (a)(4).	Ownership of JMM Securities as of June 30, 2020

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter J. Agrimson	X
Jason L. O’Brien	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Market Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 4, 2020